                                                                    EXHIBIT 10.4


             GUARANTY OF PERFORMANCE OF COMMERCIAL LEASE AGREEMENT

     THIS GUARANTY is made this ____ day of _________, 1996, by FRED SOLOMON, JAMES G. SOLOMON and PATRICIA A. SANDERS ("Guarantors") to DOUGLAS J. EBBERS and LAURA G. EBBERS ("Landlord").

                                R E C I T A L S:

     A. Landlord, on June 28, 1996, entered into a Commercial Lease and Option to Purchase ("Agreement") with LEVEL BEST GOLF, a Florida corporation, a ("Tenant") for the purpose of leasing certain commercial real property as described in the Agreement. A copy of the Agreement is attached as Exhibit "A" and is incorporated herein by reference.

     B. Guarantors are willing to guarantee Tenant's performance of the Agreement under the terms set forth below.

     For value received, the sufficiency of which is hereby acknowledged, Guarantors agree as follows:

     1. Recitals. The above recitals are true and correct and are incorporated herein by reference.

     2. Statement of Guaranty. Guarantors unconditionally guarantee the faithful, prompt and complete compliance by Tenant with all the terms, obligations, and conditions of the Agreement, including all extensions or modifications thereof. If Tenant fails to perform its covenants, agreements and undertakings as provided in the Agreement, the Guarantors shall immediately, and with due diligence, do and perform for the benefit of the Tenant, all such covenants, agreements, and undertakings as if they constituted a direct and primary obligation of the Guarantors. In no event shall the liability or obligations of the Guarantors hereunder exceed that of the Tenant under the Agreement.


     The obligations of the Guarantors hereunder are independent of the obligations of the Tenant, and a separate action or actions for payment, damages, or performance may be brought and prosecuted against the Guarantors, or any one of them, whether or not an action is brought against the Tenant, and whether or not Tenant be joined in any such action or actions, and whether or not notice be given or demand be made upon Tenant.

     3. Release, Modification, or Extension of Agreement. Landlord may, from time to time, with notice to the Guarantors (or any of them) and without affecting, diminishing, or releasing the liability of the Guarantors (or any of them): (a) retain or obtain the primary or secondary liability of any party or parties, in addition to the Guarantors hereunder, with respect to any of the terms, obligations and conditions of the Agreement, (b) extend or renew for any period (whether or not longer than the original period), alter, exchange, or modify any of the terms, obligations and conditions of the Agreement, (c) release or compromise any liability of any of the Guarantors hereunder or any liability of any other party or parties primarily or secondarily liable on any of the terms, obligations and conditions of the Agreement, (d) release its security interest, if any, in all or any property securing any obligation hereunder and permit any substitution or exchange of such property, (e) resort to the Guarantors (or any of them) for payment of any or all portion of liabilities arising from the guarantee herein, whether or not Landlord shall have resorted to any property securing any obligation hereunder or shall have proceeded against any other of the Guarantors or any other party primarily or secondarily liable on any of the terms, obligations and conditions of the Agreement, and (f) alter, extend, change, modify, release, or cancel any covenant agreement, or provision contained in the Agreement or modifications or amendments thereof, provided however that Landlord shall not modify the terms of the Agreement in a manner which unreasonably increases the liability or potential liability of the Guarantors without first obtaining their written consent.

     4. Notice. The Guarantors hereby waive (a) notice of the acceptance of this Guaranty, and (b) all diligence on the part of Landlord in collection or protection of, or realization upon, any security for any of the terms, obligations and conditions of the Agreement or in enforcing any remedy available to the Landlord.

     5. Wavier. No delay or failure on the part of Landlord in exercise of any right or remedy shall operate as a waiver, release, or modification of same.
Any waiver, release, or modification granted shall be effective only through a written document executed by Landlord, and then only to the extent specifically recited therein. No single or partial exercise by Landlord of any right or remedy herein shall preclude other or further exercise thereof or the exercise of any other right or remedy whether contained herein or in the Agreement. No action of Landlord permitted hereunder shall in any way impair or affect this Guaranty. No right or power of the Tenant or any one else to assert any claim or defense as to the invalidity or enforceability of the Agreement shall impair or affect the obligations of the undersigned hereunder.

     6. Duration. It is fully understood that until each and every one of the covenants and agreements of this Guaranty are fully performed, the Guarantors' obligations hereunder shall not be released, in whole or in part, by any action or thing which might, but for this provision of this instrument, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, extension, modification, forbearance, or delay or other act or omission of Landlord or its failure to proceed, promptly or otherwise, or by reason of any action taken or omitted by Landlord, whether or not such action or failure to act varies or increases the risk of or affects the rights or remedies of the Guarantors, or by reason of any further dealings between Tenant, Landlord, or any other guarantor, and the Guarantors hereby expressly waive and surrender any defense to its liability hereunder based upon any of the foregoing acts, omissions, things, agreement, or waivers of any of them; it being the purpose and intent of the parties hereto that the covenants, agreements, and all obligations hereunder are absolute, unconditional, and irrevocable under any and all circumstances.

     7. Notice. Any notice, demand, or request by Landlord, its successors or assigns, to the Guarantors shall be in writing, and shall be deemed to have been duly given or made if either delivered personally to the undersigned or mailed by certified or registered mail addressed to the Guarantors at the address for such guarantor specified below:

       Fred Solomon                         Patricia A. Sanders
       14561 - 58th Street North            14561 - 58th Street North
       Clearwater, FL 34620                 Clearwater, FL 34620

       James G. Solomon
       14561 - 58th Street North
       Clearwater, FL 34620

or at such other address as any one or more of the Guarantors shall designate from time to time in writing.

     8. Assignment. Landlord shall be entitled to assign this Guaranty and all of its rights, privileges, interests, and remedies hereunder to any other persons, firm, entity, bank, or corporation whatsoever without notice to or consent by the Guarantors, and such assignee shall be entitled to the benefits of this Guaranty and to exercise all such rights, interests, and remedies as fully as Guarantors.

     9. Termination. Provided that no default then exists under the Agreement, this Guaranty shall terminate when, and only when, the Tenant shall have completely complied with all the terms and conditions of the Agreement, including all extensions,

STATE OF FLORIDA         )

COUNTY OF PINELLAS       )

     The foregoing instrument was acknowledged before me this ____ day of __________, 1996, by JAMES G. SOLOMON, who [is personally known to me] [has produced a Florida driver's license as identification].

                                        ___________________________________
                                        Notary Public
                                        Print name: _______________________
                                        My commission expires:


STATE OF FLORIDA         )

COUNTY OF PINELLAS       )

     The foregoing instrument was acknowledged before me this ____ day of __________, 1996, by PATRICIA A. SANDERS, who [is personally known to me] [has produced a Florida driver's license as identification].

                                        ___________________________________
                                        Notary Public
                                        Print name: _______________________
                                        My commission expires:

renewals and modifications thereof. When such condition has been met, Landlord will, upon request, furnish written cancellation of this Guaranty.

     10. Binding Effect. This Guaranty shall inure to the benefit of Landlord, its successors and assigns, and shall bind each of the Guarantors jointly and severally, together with their heirs, legal representatives, successors, and assigns. If more than two parties execute this Guaranty, the terms "undersigned" and "Guarantors" shall mean all parties executing this Guaranty, and all such parties shall be jointly and severally obligated hereunder. The use of the singular form herein shall include the plural, as applicable, and vice versa, and the use of any gender or the neuter form shall include all genders and the neuter form.

     11. Applicable Law. This Guaranty shall be construed in accordance with the laws of the State of Florida, and such laws shall govern the interpretation, construction, and enforcement hereof. Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

        SIGNED, SEALED, AND DELIVERED AT ____________________________, Florida, as of the ________ day of _______________________, 1996.

WITNESSES:
(As witnesses only and not
as co-guarantors)


/s/ Patricia A. Sanders                         /s/ Fred Solomon
--------------------------------                --------------------------------
                                                Fred Solomon
/s/ Heather M. Butts
--------------------------------



--------------------------------                --------------------------------
                                                James G. Solomon

--------------------------------



--------------------------------                --------------------------------
                                                Patricia A. Sanders

--------------------------------



STATE OF FLORIDA        )

COUNTY OF PINELLAS      )

        The foregoing instrument was acknowledged before me this 26th day of August, 1996, by FRED SOLOMON, who [is personally known to me] [has produced a Florida driver's license as identification].



                                                /s/ Patricia A. Sanders
                                                --------------------------------
                                                Notary Public
                                                Print name: Patricia A. Sanders
                                                My commission expires:

                                                (SEAL)  OFFICIAL NOTARY SEAL
                                                        PATRICIA A. SANDERS
                                                        COMMISSION NUMBER
                                                            CC323909
                                                        MY COMMISSION EXP.
                                                          OCT. 17, 1997

                    COMMERCIAL LEASE AND OPTION TO PURCHASE

     1. PARTIES. This Lease and Option to Purchase is made this 28th day of June, 1996, by and between DOUGLAS J. EBBERS and LAURA G. EBBERS, whose address is 2452 Manning Circle, Clearwater, Florida 34624-6522 (herein called "Landlord") and LEVEL BEST GOLF, a Florida corporation, whose address is 14561-58th Street North, Clearwater, Florida 34620 (herein called "Tenant").

     2. PREMISES. Landlord hereby leases to Tenant and Tenant leases from Landlord, upon all of the conditions set forth herein, that certain real property and building thereon approximately 2.5 acres in size, in Pinellas County, Florida, located at 14561 58th Street North, Clearwater, Florida 34620. Said real property, more particularly described on Exhibit "A" attached hereto and made a part hereof, including the land and all improvements thereon, is herein called the "Property."

     3. TERM AND POSSESSION. The term of this Lease shall commence on July 1, 1996 ("Commencement Date") and end on June 30, 1999, unless sooner terminated pursuant to any provision hereof. If for any reason Landlord cannot deliver possession of the Property to Tenant on or before the Commencement Date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity hereof or the obligations of Tenant hereunder or extend the term hereof, but in such case, Tenant shall not be obligated to pay rent until possession of the Property is tendered to Tenant.

     4.  RENT.

         4.1 Rent Payment, Proration and Sales Taxes. All rental payments due hereunder shall be paid without notice or demand, and without abatement, deduction or setoff for any reason unless specifically provided herein. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly rent installment based on the number of days in such period and the number of days in the month in question. Rent shall be payable in lawful money of the United States to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing. In addition, Tenant shall pay to Landlord all sales and use taxes imposed by the State of Florida or any other governmental authority form time to time, upon said rent and any other charges hereunder upon which sales and use taxes are imposed.

         4.2 No Waiver. The acceptance by the Landlord of monies from the Tenant as rent or other sums due shall not be an admission of the accuracy or the sufficiency of the amount of such rent or other sums due nor shall it be deemed a waiver by Landlord of any right or claim to additional or further rent or other sums due.

         4.3 Monthly Rent Amounts. Tenant shall pay to Landlord as rent for the Property during the first year of the term hereof monthly payments of minimum rent, in advance, on or before the first (1st) day of each month, in the amount of Six Thousand and no/100 Dollars ($6,000.00), plus applicable sales tax.

         4.4 Advance Rent. Tenant shall pay Landlord upon execution hereof Six Thousand and no/100 Dollars ($6,000.00) as rent for the month of July.

         4.5 Rent Adjustments. Commencing on July 1, 1997, and continuing on the first (1st) day of July of each year thereafter, the monthly minimum rent payable under Section 4.3 above shall be adjusted annually by the increase, if any, from the Commencement Date, in the Consumer Price Index published by the Bureau of Labor Statistics of the U.S. Department of Labor Statistics for All Urban Consumers, U.S. City Average (1982-84 = 100), All Items, herein referred to as "C.P.I." The adjusted monthly minimum rent shall be calculated as follows: the minimum rent payable for the first month of the term hereof, as set forth in Section 4.3 above, shall be multiplied by a fraction, the numerator of which shall be the C.P.I. for the month immediately preceding the effective date of the subject rent adjustment, and the denominator of which shall be the C.P.I. for the first month of the lease term. The sum so calculated shall constitute the new monthly minimum rent hereunder until the subsequent adjustment, but in no event shall any adjustment reduce the minimum rent to an amount lower than the minimum rent payable for the month immediately preceding the date of adjustment. No delay in establishing the rent adjustment shall be a waiver of Landlord's right to later collect the difference between the rental at the rate prior to adjustment, which shall continue to be paid until the adjustment is established, and the rental rate after adjustment. In the event the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculation. In the event that Landlord and Tenant cannot agree on an alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties. The cost of said arbitration shall be paid equally by Landlord and Tenant.

         4.6 Security Deposit. Upon execution of this Lease, Tenant shall deposit with Landlord Nine Thousand and no/100 Dollars ($9,000.00) as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision hereof, Landlord may (but shall not be required to do so before enforcing other rights and remedies) use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby, but Tenant's liability under this Lease shall only be discharged pro tanto, and Tenant shall remain liable for any amounts not actually paid from said deposit. If Landlord so uses or applies all or any portion of said deposit, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount hereinabove stated, and Tenant's failure to do so shall be a material breach hereof. Landlord shall not be required to keep said deposit separate from its general accounts and such deposit shall not bear interest. If Tenant performs all of Tenant's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) within thirty (30) days after the expiration of the term hereof, and after Tenant has vacated the Property. No trust relationship is created herein between Landlord and Tenant with respect to said security deposit.

     In the event Tenant exercises its option to purchase the Property under
Section 41 of this Lease, Tenant shall receive a credit at closing against the Purchase Price in the amount of any unreturned portion of the security deposit.

     5.  USE.

         5.1 Use. The Property shall be used and occupied only for a golf related business involving the sale of golf auxiliary aids and for no other purpose, without the prior consent of Landlord, which shall not be unreasonably withheld. Without limiting the foregoing, Tenant shall not use nor permit the use of the Property in any manner that will tend to create waste or a nuisance.

         5.2 Compliance with Law and Restrictions. Tenant shall, at Tenant's expense, execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the federal, state, county and city government, and of any and all of their departments and bureaus, applicable to the Property, as well as all covenants and restrictions of record, and other requirements in effect during the term or any part thereof, which regulate the use by Tenant of the Property.

         5.3 Condition of Property; Letter of Acceptance. By taking possession of the Property, Tenant shall be deemed to have accepted the Property, subject to all applicable zoning, municipal, county and state laws; ordinances and regulations governing and regulating the use of the Property, and any covenants or restrictions of record, as suitable for Tenant's intended purposes, and in compliance with all terms and provisions hereof. Tenant acknowledges that it is taking the Property in an "AS IS" condition. As of the date hereof, Landlord represents to the best of its knowledge that all mechanical equipment located on the Property is in working order and that the roof is in good condition. Tenant acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty as to the present or future suitability of the Property for the conduct of Tenant's business nor the condition of the Property. By execution hereof, Tenant agrees that he has accepted delivery of the Property and the condition of the Property complies with Landlord's covenants and obligations hereunder.

     6.  MAINTENANCE, REPAIRS AND ALTERATIONS.

         6.1 Casualty and Condemnation. The specific provisions hereof relating to repairs after casualty or condemnation shall take precedence over the terms of this Section 6, but only to the extent in conflict herewith.

         6.2 Maintenance. Tenant shall, at Tenant's sole cost and expense, maintain the Property and all components thereof throughout the Lease term, in good, safe and clean order, condition and repair, including without limitation all plumbing, heating, air conditioning, ventilating, and electrical facilities and all components thereof, within and exclusively serving the Property, provided, however, that Landlord shall maintain the exterior of the building. If Tenant fails to perform Tenant's obligations under this Section 6 or under any other section hereof, Landlord may at Landlord's option enter upon the Property after ten (10) days' prior written notice to Tenant (except in the case of emergency, in which case no notice shall be required), perform such obligations on Tenant's behalf, and put the Property in good, safe and clean order, condition and repair, and the cost thereof together with interest thereon at the Default Rate, shall be due and payable as additional rent to Landlord together with Tenant's next rental installment. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Property in good order, condition and repair.

         6.3 Plate Glass. Tenant shall maintain all plate glass, if any, within or on the perimeter of the Property.

         6.4 Grounds; Parking Areas. Tenant, at Tenant's expense, shall maintain all landscaping, driveways, parking areas and sidewalks serving the Property.

         6.5 Termination of Lease. On the last day of the term hereof, or on any sooner termination, Tenant shall surrender the Property to Landlord in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Tenant's moveable machinery, furniture, fixtures and equipment, other than that which is affixed to the Property so that it cannot be removed without damage to the Property and which Landlord does not require Tenant to remove, may be removed by Tenant upon expiration of the lease term. Tenant shall repair any damage to the Property occasioned by the installation or removal of its trade fixtures, furnishings and equipment. Upon termination of this Lease for any cause whatsoever, if Tenant fails to remove its effects, they shall be deemed abandoned, and Landlord may, at its option, remove the same in any manner that the Landlord shall choose, store them without liability to the Tenant for loss thereof, and the Tenant agrees to pay the Landlord on demand any and all expenses incurred in such removal, including court costs, attorney's fees and storage charges for any length of time the same shall be in the Landlord's possession, or the Landlord may, at its option, without notice, sell said effects or any part of the same at a private sale and without legal process for such price as the Landlord may obtain, and apply the proceeds of such sale upon the amounts due under this Lease from the Tenant to Landlord and upon the expenses incident to the removal and sale of said effects. Tenant shall deliver all keys and combinations to locks within the Property to Landlord upon termination of this Lease for any reason.

Tenant's obligations to perform under this provision shall survive the end of the lease term.

         6.6  Alterations and Additions.

              (a) Except for non-structural interior improvements, Tenant shall not, without Landlord's prior written consent, make any alterations, improvements, or additions in, on, or to the Property. Further, any contractor or person making any alterations, improvements, or additions, except for non-structural interior improvements, in, on, or to the Property must first be approved in writing by Landlord. Should Tenant make any such alterations, improvements, or additions without the prior approval of Landlord, in addition to all other remedies of Landlord for Tenant's breach, Landlord may require that Tenant remove any or all of the same.

              (b) Tenant shall pay, when due, and hereby agrees to indemnify and hold harmless Landlord for and from, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant, at or for use in the Property, which claims are or may be secured by any construction lien against the Property or any interest therein. Tenant shall give Landlord not less than ten (10) days' notice prior to the commencement of any work on the Property which might give rise to any such lien or claim of lien, and Landlord shall have the right to post notices of non-responsibility in or on the Property as provided by law. If Tenant shall in good faith, contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense, defend itself and Landlord against the same and shall pay and satisfy any adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Property, upon the condition that if Landlord shall require, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to such contested lien, claim or demand indemnifying Landlord against liability for the same and holding the Property free from the effect of such lien, claim or demand. In addition, Landlord may require Tenant to pay Landlord's reasonable attorney's fees and costs in participating in such action if Landlord reasonably decides it is in its best interests to do so.

              (c) Unless Landlord requires their removal, all alterations, improvements, and additions made on the Property shall become the property of Landlord and remain upon and be surrendered with the Property at the expiration of the Lease term without compensation to Tenant.

         6.7 Landlord's Interest Not Subject to Liens. As provided in Section 713.10, Florida Statutes, the interest of Landlord shall not be subject to liens for improvements made by Tenant, and Tenant shall notify any contractor making such improvements of this provision. An appropriate notice of this provision may be recorded by Landlord in the Public Records of Pinellas County, Florida, in accordance with said statute, without Tenant's joinder or consent.

     7.  INSURANCE; INDEMNITY.

         7.1 Property Insurance - Landlord. Landlord shall at all times during the term hereof, at its expense, maintain a policy or policies insuring the Property against loss or damage by fire, explosion, and other hazards and contingencies ("all risk," as such term is used in the insurance industry), in an amount of not less than full insurable value. Tenant shall maintain plate glass insurance as required in the reasonable discretion of Landlord.

         7.2 Liability Insurance - Tenant. Tenant shall, at Tenant's sole expense, obtain and keep in force during the term hereof a policy of bodily injury and property damage insurance, insuring Tenant and Landlord against any liability arising out of the use, occupancy or maintenance of the Property and the parking areas, walkways, driveways, landscaped areas and other areas exterior to the Property and appurtenant thereto. Such insurance shall be in an amount not less than Two Million and 00/100 Dollars ($2,000,000.00) combined single limit. The policy shall insure performance by Tenant of the indemnity provisions of this Section 7. The limits of said insurance shall not, however, limit the liability of Tenant hereunder. Upon demand, Tenant shall provide Landlord, at Landlord's expense, with such increased amounts of insurance as Landlord may reasonably require to afford Landlord adequate protection for risks insured under this Section 7. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Property arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord.

         7.3 Employees Compensation - Tenant. Tenant shall maintain and keep in force all employees' compensation insurance required under the laws of the State of Florida, and such other insurance as may be necessary to protect Landlord against any other liability to person or property arising hereunder by operation of law, whether such law is now in force or is adopted subsequent to the execution hereof.

         7.4 Tenant's Default. Should Tenant fail to keep in effect and pay for such insurance as it is in this section required to maintain, Landlord may do so, in which event, the insurance premiums paid by Landlord, together with interest thereon at the Default Rate from the date paid by Landlord, shall become due and payable forthwith and failure of Tenant to pay same on demand shall constitute a breach hereof.

         7.5 Tenant's Compliance. Tenant shall properly and promptly comply with and execute all rules, orders and regulations of the Southeastern Underwriter's Association for fire and other casualties, at Tenant's own cost and expense. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Section 7. Tenant agrees to pay any increase in the amount of insurance premiums over and above the rate now in force that may be caused by Tenant's use or occupancy of the Property. In the event any increase in premiums is caused by the act or omission of Tenant in violation of the terms hereof, payment by Tenant of such increase shall not release Tenant from liability for such violation.

         7.6 Insurance Policies. Insurance required hereunder shall be with good and solvent insurance companies satisfactory to Landlord; in the absence of other specific directions, such companies shall hold a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Property, as set forth in the most current issue of "Best's Insurance Guide". Tenant shall deliver to Landlord copies of policies of insurance required to be provided by Tenant under this Section 7 or certificates evidencing the existence and amounts of such insurance and its compliance with the conditions set forth in this Section 7. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty
(30) days' prior written notice to Landlord, and the interest of Landlord under such policies shall not be affected by any default by Tenant under the provisions of such policies. Tenant shall, at least thirty (30) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand. If required by any mortgage encumbering the Property, the mortgagee shall also be a named or additional insured and the terms of all insurance policies shall comply with all other requirements of such mortgage.

         7.7 Waiver of Subrogation. Tenant and Landlord each hereby release and relieve the other, and waive their entire right of recovery against the other, for loss or damage arising out of, or incident to the perils actually insured against under this Section 7, which perils occur in, on, or about the Property, whether due to the negligence of Landlord or Tenant or their agents, employees, contractors and/or invitees. Tenant and Landlord shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease. The waiver provisions of this paragraph are reciprocal and run in favor of any guarantors as well.

            7.8 Indemnity. Tenant shall indemnify and hold harmless Landlord from and against any and all injury, expense, damages and claims arising from Tenant's use of the Property, whether due to damage to the Property, claims for injury to the person or property of any other tenant of the building (if applicable) or any other person rightfully in or about the Property, from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant or its agents, servants, employees, licensees, customers, or invitees in or about the Property or elsewhere or consequent upon or arising from Tenant's failure to comply with applicable laws, statutes, ordinances or regulations, and Tenant shall further indemnify and hold harmless Landlord from and against any and all such claims and from and against all costs, attorney's fees, expenses and liabilities incurred in the investigation, handling or defense of any such claim or any action or proceeding brought in connection therewith by a third person or any governmental authority; and in case any action or proceeding is brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel satisfactory to Landlord. This indemnity shall not require payment as a condition precedent to recovery.

            7.9 Exemption of Landlord from Liability. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Property, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from latent defects or other conditions arising upon the Property or upon other portions of the building(s) of which the Property is a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant.

        8. DAMAGE OR DESTRUCTION. In the event that the Property should be totally destroyed by fire, tornado or other casualty or in the event the Property should be so damaged that rebuilding or repairs cannot be completed within ninety (90) days after the date of such damage, either Landlord or Tenant may, at its option, by written notice to the other, given not more than thirty (30) days after the date of such fire or other casualty, terminate this Lease; in such event, the rent shall be abated during the unexpired portion hereof effective with the date of such fire or other casualty. In the event the Property should be damaged by fire, tornado or other casualty covered by Landlord's insurance, but only to such extent that rebuilding or repairs can be completed within ninety (90) days after the date of such damage, or if the damage should be more serious, but neither Landlord or Tenant elects to terminate this Lease, then Landlord shall, within forty-five (45) days after the date of such damage, commence to rebuild or repair the Property and shall proceed with reasonable diligence to restore the Property to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant or others within the Property, and in any event Landlord's obligation to repair shall be limited to the extent proceeds of insurance are available for such purpose. Landlord shall, unless such damage is the result of any negligence or willful misconduct of Tenant or Tenant's employees or invitees, allow Tenant a fair diminution of rent during the time that the Property is unfit for occupancy. Notwithstanding any of the foregoing, in the event any mortgagee, under a deed of trust, security agreement or mortgage on the Property, should require that the insurance proceeds of insurance policies carried by Landlord be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this Lease shall terminate upon notice to Tenant. Any insurance which is required to be carried by Landlord or Tenant under the terms of this Lease against loss or damage to the Property shall be for the sole benefit of the Landlord and under its sole control. Notwithstanding anything to the contrary contained herein, in the event the Landlord elects to terminate this Lease due to destruction or damage as provided hereinabove, Tenant shall have the right to exercise the option to purchase contained in Section 41 of this Lease within thirty (30) days following receipt of notice from Landlord.

     9.  PROPERTY TAXES.

         9.1 Definition of "Real Property Taxes". As used herein, the term "real property taxes" shall include any form of tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Property by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, against any legal or equitable interest of Landlord in the Property or in the real property of which the Property is a part, or against Landlord's right to rent or other income therefrom, or against Landlord's business of leasing the Property. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax" or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed as a result of a transfer, either partial or total, of Landlord's possessory interest in the Property, or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (iv) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof. The term "real property tax" shall not include any income, estate or inheritance tax assessed against Landlord, documentary stamp tax imposed as a result of Landlord's transfer of the fee interest in the Property, or any sales tax on rent or other payments due from Tenant hereunder.

         9.2 Payment of Taxes. Landlord shall pay the real property taxes, as defined in Section 9.1, applicable to the Property throughout the lease term. If the term hereof shall not expire concurrently with the expiration of the tax year, Landlord's liability for real property taxes for the last partial lease year shall be prorated on an annual basis.

         9.3 Personal Property Taxes. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained on the Property or elsewhere or on any leasehold improvements made to the Property by Tenant, regardless of the validity thereof or whether title to such improvements shall be in the name of Tenant or Landlord. When possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant's personal property within ten (10) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property.

     10.  UTILITIES.

              (a) Tenant shall punctually pay for all water and sewer charges, and for all gas, heat, electricity, telephone, garbage collection and all other utilities and services consumed in connection with the Property, together with any taxes thereon. If any such services are not separately metered as to the Property, Tenant shall pay a reasonable proportion to be determined by Landlord of all charges jointly metered with other premises.

              (b) If charges to be paid by Tenant hereunder are not paid when due and Landlord elects to pay same, interest shall accrue thereon from the date paid by Landlord at the Default Rate, and such charges and interest shall be added to the subsequent month's rent and shall be collectible from Tenant in the same manner as rent. Landlord shall not be liable for damage to Tenant's business and/or inventory or for any other claim by Tenant resulting from an interruption in utility services.

     11.  ASSIGNMENT AND SUBLETTING.

          11.1 Landlord's Consent Required. Tenant shall not voluntarily or by operation of law assign, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Property or Tenant's possession thereof without Landlord's prior written consent, which consent may not be unreasonably withheld by Landlord. Any attempted assignment, transfer, mortgage, encumbrance or subletting without Landlord's consent shall be void, and shall constitute a breach hereof. If Tenant desires to assign this Lease or to sublet the Property or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord; (i) the name of the proposed assignee or subtenant; (ii) the nature of the proposed assignee's or subtenant's business to be conducted on the Property; (iii) the terms of the proposed assignment or sublease; and (iv) such financial institution as Landlord may reasonably request concerning the proposed assignee or subtenant.

          11.2 No Release or Waiver. Regardless of Landlord's consent, no subletting or assignment shall release Tenant from Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against said assignee. Landlord may consent to subsequent assignments or subletting hereof or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability hereunder.

          11.3 Effect of Transfer. The voluntary or other surrender hereof by Tenant or a mutual cancellation hereof shall not work a merger of the interests of the parties hereunder, and shall at the option of Landlord terminate any or all subleases or subtenancies or shall operate as an assignment to Landlord of such subleases or subtenancies.

          11.4 Attorney's Fees. In the event Tenant shall assign or sublet the Property or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act Tenant proposes to do, then Tenant shall pay Landlord's reasonable attorney's fees and costs incurred in connection with each such request.

     12.  DEFAULTS; REMEDIES.

          12.1 Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach hereof by Tenant:

                (a)  The vacating or abandonment of the Property by Tenant;

                (b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant. In the event that Landlord serves Tenant with a notice to pay rent or vacate pursuant to applicable unlawful detainer or other statutes, such notice shall also constitute the notice required by this subsection;

               (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions hereof to be observed or performed by Tenant, other than described in Subsection (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than 30 days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 30-day period and thereafter diligently prosecutes such cure to completion;

               (d) (i) The making by Tenant of any general arrangement or assignment for the benefit of creditors; (ii) Tenant becomes a "debtor" as defined under the Federal Bankruptcy Code or any successor statute thereto or any other statute affording debtor relief, whether state or federal, (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days), or admits in writing its present or prospective insolvency or inability to pay its debts as they mature, or is unable to or does not pay a material portion (in numbers or dollar amount) of its debts as they mature;
(iii) the appointment of a trustee or receiver to take possession of all or a substantial portion of Tenant's assets located at the Property or of Tenant's interest in this Lease; (iv) the attachment, execution or other judicial seizure of all or a substantial portion of Tenant's assets located at the Property or of Tenant's interest in this Lease; or (v) the entry of a judgment against Tenant which affects Tenant's ability to conduct its business in the or dinary course; provided, however, to the extent that any provision of this Subsection 12.1(d) is contrary to any applicable law, such provision shall be of no force or effect to such extent only; and/or

               (e) The discovery by Landlord that any financial statement, warranty, representation or other information given to Landlord by Tenant, any assignee of Tenant, any subtenant of Tenant, any successor in interest of Tenant or any guarantor of Tenant's obligation hereunder, in connection with this Lease, was materially false or misleading when made or furnished.

         12.2 Remedies. In the event of any default or breach hereof by Tenant, Landlord may (but shall not be obligated) at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach:

               (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including accrued rent, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation and alteration of the Property, reasonable attorney's fees, and any real estate commission actually paid;

               (b) Reenter and take possession of the Property and relet or attempt to relet same for Tenant's account, holding Tenant liable in damages for all expenses incurred by Landlord in any such reletting and for any difference between the amount of rents received from such reletting and those due and payable under the terms hereof. In the event Landlord relets the Property, Landlord shall have the right to lease the Property or portions thereof for such periods of time and such rentals and for such use and upon such covenants and conditions as Landlord, in its sole discretion, may elect, and Landlord may make such repairs and improvements to the Property as Landlord may deem necessary. Landlord shall be entitled to bring such actions or proceedings for the recovery of any deficits due to Landlord as it may deem advisable, without being obliged to wait until the end of the term, and commencement or maintenance of any one or more actions shall not bar Landlord from bringing other or subsequent actions for further accruals, nor shall anything done by Landlord pursuant to this Subsection 12.2(b) limit or prohibit Landlord's right at any time to pursue other remedies of Landlord hereunder.

                (c) Declare all rents and charges due hereunder immediately due and payable, and thereupon all such rents and fixed charges to the end of the term shall thereupon be accelerated, and Landlord may, at once, take action to collect the same by distress or otherwise. In the event of acceleration of rents and other charges due hereunder which cannot be exactly determined as of the date of acceleration and/or judgment, the amount of said rent and charges shall be as determined by Landlord in a reasonable manner based on information such as previous fluctuations in the C.P.I. and the like;

                (d) Perform any of Tenant's obligations on behalf of Tenant in such manner as Landlord shall deem reasonable, including payment of any moneys necessary to perform such obligation or obtain legal advice, and all expenses incurred by Landlord in connection with the foregoing, as well as any other amounts necessary to compensate Landlord for all detriment caused by Tenant's failure to perform which in the ordinary course would be likely to result therefrom, shall be immediately due and payable from Tenant to Landlord, with interest at the Default Rate; such performance by Landlord shall not cure the default of Tenant hereunder and Landlord may proceed to pursue any or all remedies available to Landlord on account of Tenant's default; if necessary Landlord may enter upon the Property after ten (10) days' prior written notice to Tenant (except in the case of emergency, in which case no notice shall be required), perform any of Tenant's obligations of which Tenant is in default; and/or

                (e) Pursue any other remedy now or hereafter available to Landlord under state or federal laws or judicial decisions. Unpaid installments of rent and other unpaid monetary obligations of Tenant under the terms hereof shall bear interest from the date due at the Default Rate.

          12.3 No Waiver. No reentry or taking possession of the Property by Landlord shall be construed as an election on its part to terminate this Lease, accept a surrender of the Property or release Tenant from any obligations hereunder, unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting or reentry or taking possession, Landlord may at any time thereafter elect to terminate this Lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord's acceptance of rent or additional rent following any event of default hereunder shall not be construed as Landlord's waiver of such event of default. No waiver by Landlord of any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of any other or subsequent violation or breach of any of the terms, provisions, and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other or subsequent violation or default. The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following possession. Should Landlord at any time terminate this Lease for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the Property and the loss of rent for the remainder of the Lease term. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The delivery of keys to any employee or agent of Landlord shall not operate as a termination hereof or a surrender of the Property.

          12.4 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Property. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding any other provision hereof to the contrary. The parties agree that the payment of late charges and the payment of interest as provided elsewhere herein are distinct and separate from one another in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant and the payment of late charges is to compensate Landlord for administrative and other expenses incurred by Landlord.

          12.5 Interest on Past-Due Obligations. Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest at the maximum rate then allowed by law (the "Default Rate") from the date due. Payment of such interest shall not excuse or cure any default by Tenant under this Lease, provided, however, that interest shall not be payable on late charges incurred by Tenant. Notwithstanding any other term or provision hereof, in no event shall the total of all amounts paid hereunder by Tenant and deemed to be interest exceed the amount permitted by applicable usury laws, and in the event of payment by Tenant of interest in excess of such permitted amount, the excess shall be applied towards damages incurred by Landlord or returned to Tenant, at Landlord's option.

          12.6 Impounds. In the event that a late charge is payable hereunder, whether or not collected, for three (3) installments of rent or other monetary obligation which Tenant is late in paying, Tenant shall pay to Landlord, if Landlord shall so request, in addition to any other payments required under this Lease, monthly advance installments, payable at the same time as the rent is paid for the month to which it applies, in amounts required as estimated by Landlord to establish a fund for insurance expenses on the Property which are payable by Tenant under the terms hereof. Such fund shall be established to insure payment when due, before delinquency, of any or all such insurance premiums. If the amounts paid to Landlord by Tenant under the provisions of this Section 12.6 are insufficient to discharge the obligations of Tenant to pay such insurance premiums as the same become due, Tenant shall pay to Landlord, upon Landlord's demand, additional sums necessary to pay such obligations. All moneys paid to Landlord under this Section 12.6 may be intermingled with other monies of Landlord and shall not bear interest. In the event of a default in the obligations of Tenant to perform under this Lease, then any balance remaining from funds paid to Landlord under the provisions of this Section 12.6 may, at the option of Landlord, be applied to the payment of any monetary default of Tenant in lieu of being applied to the payment of insurance premiums. In the event Tenant exercises its option to purchase the Property under Section 41 of this Lease, Tenant shall receive a credit at closing against the Purchase Price in the amount of any unreturned and unused funds paid by Tenant under this
Section 12.6.

          12.7 Default by Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Property whose name and address shall have theretofore been furnished to Tenant in writing, specifying the obligation that Landlord has failed to perform; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such 30-day period and thereafter diligently prosecutes the same to completion. Notwithstanding any other provision hereof, Landlord shall not be in default hereunder for failure to perform any act required of Landlord where such failure is due to inability to perform on account of strike, laws, regulations or requirements of any governmental authority, or any other cause whatsoever beyond Landlord's control, nor shall Tenant's rent be abated by reason of such inability to perform.

     13. CONDEMNATION. If the Property or any portion thereof is taken under the power of eminent domain, or sold under the threat of the exercise of said power (either of which is herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than twenty percent (20%) of the Property or such portion thereof as will make the Property unusable for the purposes herein leased is taken by condemnation, either party may terminate this Lease by notice to the other, in writing, only within ten (10) days after Landlord shall have given Tenant written notice of such condemnation or pending condemnation (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession), such termination to take effect as of the date the condemning authority takes possession. If neither party terminates this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Property remaining, except that the rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the Property. Any award or payment made in connection with a condemnation shall be the property of Landlord, whether such award shall be made in settlement of contemplated condemnation proceedings or as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance or other damages; provided, however, that Tenant shall be entitled to any separate award made to Tenant which does not diminish Landlord's award, such as for loss of or damage to Tenant's trade fixtures and removable personal property and Tenant's moving expenses, Tenant's option rights and any Tenant Improvements made by Tenant. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such condemnation, repair any damage to the Property caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall pay any amount in excess of such severance damages required to complete such repair. Landlord shall in no event be obligated to repair or replace any items other than those installed by or at the expense of Landlord.

     14.  ESTOPPEL CERTIFICATE.

          14.1  Certificate.  Tenant shall at any time upon not less than ten
(10) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord and/or any lender or purchaser designated by Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if applicable, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any purchaser or encumbrancer of the Property.

          14.2 Failure to Deliver Certificate. At Landlord's option, Tenant's failure to deliver such statement within such time shall be a material breach by Tenant under this Lease or shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that no rent has been paid in advance.

     15.  SUBORDINATION.

          (a) Tenant accepts this Lease subject to any deeds of trust, master leases, security interests or mortgages which might now constitute a lien upon the Property and all renewals, extensions, modifications and replacements thereof, and to recorded covenants and zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of the Property. Tenant, shall at any time hereafter, on demand, execute any instrument, releases or other documents that may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such deed of trust, master lease, security interest or mortgage hereafter constituting a lien on the Property only if the holder of the lien to be created agrees in writing that the Property will be released from the lien at closing if Tenant exercises its option to purchase and that said holder will attorn to Tenant. Tenant's failure to execute such documents within ten (10) days after written demand shall constitute material default by Tenant hereunder. Landlord, at its sole option, shall have the right to waive the applicability of this
Section 15 so that this Lease will not be subject and subordinate to any specific deed of trust, master lease, security interest or mortgage.

          (b) In order to further secure the indebtedness secured by any presently existing mortgage, Landlord and Tenant hereby covenant for themselves and for the benefit of any such mortgagee that this Lease shall be subject and subordinate to any mortgage now or hereafter affecting the Property and all advances made or to be made thereunder and all renewals, extensions, modifications, consolidations or replacements thereof, including future advances thereunder or supplements thereto, provided, however, that without limiting any of the foregoing, in the event that by reason of any default on the part of Landlord the mortgagee succeeds to the interest of the Landlord, then, at the sole option of the mortgagee, this Lease may nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to such mortgagee and to recognize such mortgagee as the Landlord in such event. It is further covenanted that (i) the provisions of said mortgage shall govern with respect to the disposition of proceeds of insurance or condemnation or eminent domain awards, and (ii) in the absence of the prior written consent of the mortgagee, Tenant shall not prepay rent more than three (3) months in advance, or enter into any agreement with Landlord to amend or modify this Lease, or voluntarily surrender the Property or terminate the Lease without cause, or surrender the Lease, or allow the release of the approved Tenant from the obligations hereunder on assigning or subletting of the Property or any part thereof. In the event of any act or omission by Landlord which would give Tenant the right to terminate this Lease, Tenant shall not exercise any such right until it shall have given thirty (30) days' written notice thereof to the mortgagee at the address previously furnished to Tenant.

     Notwithstanding any contrary provision of this Lease, Landlord covenants and agrees that Landlord shall not encumber the Property during the term hereof in an amount which exceeds $500,000 in the aggregate.

     16. LANDLORD'S LIEN. In addition to the statutory landlord's lien, Landlord shall have, at all times, a valid security interest to secure payments of all rent, additional rent and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently or which may hereafter be situated in the Property, but not upon inventory held for sale by Tenant in the course of its business, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Property and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements, and other personal property of Tenant situated in the Property, but not upon inventory held for sale by Tenant in the course of its business, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this Lease at least five (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the Property (including reasonable attorney's fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this Section 16. Any surplus shall be paid to Tenant or as otherwise required by law; and Tenant shall pay any deficiencies forthwith. Upon request of the Landlord, Tenant agrees to execute and deliver to Tenant a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Florida. The statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

     Landlord waives any statutory liens for rent, and any lien created hereunder, as to Tenant's inventory and agrees to provide written waivers within ten (10) days of written demand by Tenant. Further, Landlord agrees to subordinate all aforesaid liens in favor of any purchase money financing obtained by Tenant to acquire personal property and/or fixtures of any kind which are acquired for use at or on the Property. Landlord will provide written subordination agreements to Tenant for such financing within ten (10) days of written demand by Tenant.

     17. SIGNS. Tenant shall not place any sign on or about the Property which is not in compliance with local sign codes.

     18.  NOTICES.

                (a) Except as provided in subsection (b) below, any notice, demand, request or other communication ("Notice") required or permitted to be given hereunder shall be in writing and shall be deemed given when actually delivered and received. Either party may by notice to the other specify a different address for Notice purposes, which shall only be effective upon receipt, except that upon Tenant's taking possession of the Property, the Property shall constitute Tenant's address for Notice purposes. A copy of all Notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by notice to Tenant.

                (b) The Tenant hereby appoints as its agent to receive the service of all dispossessory or distrant proceedings and legal notices the person in charge of the Property at the time, or occupying the Property, and if there is no person in charge or occupying the Property, then such service or notice may be made by attaching the same on the main entrance of the Property.

     19. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Tenant hereby acknowledges that neither the Landlord nor any of its employees or agents has made any oral or written warranties or representations to Tenant relative to the condition or use by Tenant of said Property, and Tenant acknowledges that Tenant assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Property, and the compliance thereof with all applicable laws and regulations in effect during the term hereof, except as otherwise specifically stated in this Lease.

     20. ATTORNEY'S FEES. If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action shall be entitled to recover reasonable attorney's and legal assistant's fees and costs incurred in connection therewith, on appeal or otherwise, including those incurred in arbitration, mediation, administrative or bankruptcy proceedings and in enforcing any right to indemnity herein.

     21. [INTENTIONALLY DELETED.] 22. FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by a party, that party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of that party.

     23. HOLDING OVER. If Tenant, with Landlord's consent, remains in possession of the Property or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions hereof pertaining to the obligations of Tenant, but all options and rights of first refusal, if any, granted under the terms hereof shall be deemed terminated and be of no further effect during said month to month tenancy. If Tenant shall hold over without Landlord's express written consent, Tenant shall become a tenant at sufferance and rental shall be due at the higher of (1) the then prevailing market rate as determined by Landlord in its absolute discretion, or (2) twice the rent payable immediately prior to the expiration of the term. The foregoing provisions shall not limit Landlord's rights hereunder or provided by law in the event of Tenant's default.

     Notwithstanding any contrary provisions of this Lease, Tenant shall not be obligated to pay any higher rent during a holdover period between termination of this Lease and closing under the option to purchase contained in Section 41 of this Lease and Tenant may continue to occupy the Property during any such period.

     24. LANDLORD'S ACCESS. Landlord and Landlord's agents shall have the right to enter the Property at reasonable times for the purpose of inspecting the same, posting notices of non-responsibility, showing the same to prospective purchasers, lenders, or tenants, performing any obligation of Tenant hereunder of which Tenant is in default, and making such alterations, repairs, improvements or additions to the Property or to the building of which it is a part as Landlord may deem necessary or desirable, all without being deemed guilty of an eviction of Tenant and without abatement of rent, and Landlord may erect scaffolding and other necessary structures where reasonably required by the character of any work performed, provided that the business of Tenant shall be interfered with as little as reasonably practicable. Tenant hereby waives any claims for damages for any injury to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Property, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Property, excluding Tenant's vaults and safes, if any, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Property, and any entry to the Property obtained by Landlord by any of said means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Property, or an eviction of Tenant from the Property or any portion thereof. No provision hereof shall be construed as obligating Landlord to perform any repairs, alterations or to take any action not otherwise expressly agreed to be performed or taken by Landlord. Landlord may at any time place on or about the Property any ordinary "For Sale" signs and Landlord may at any time during the last 120 days of the term hereof place on or about the Property any ordinary "For Lease" signs, all without rebate of rent or liability to Tenant.

     25. QUIET ENJOYMENT. Upon Tenant paying the rent for the Property and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Property for the entire term hereof subject to all of the provisions hereof.

     26. LANDLORD'S LIABILITY. The term "Landlord" as used herein shall mean Douglas J. Ebbers and Laura G. Ebbers, as well as the owner or owners at the time in question of the fee title or a tenant's interest in a ground lease of the Property. The obligations contained in this Lease to be performed by Landlord shall, subject to transfer of funds as aforesaid, be binding on Landlord's successors and assigns. Provided that Douglas J. Ebbers and Laura G. Ebbers do nothing to diminish their equity in the Property beyond the level described in Section 15 hereof, as respects any remedies of Tenant against Douglas J. Ebbers and Laura G. Ebbers, Tenant shall look solely to the equity in the Property for the satisfaction of any remedies of Tenant in the event of a breach by the Landlord of any of its obligations. Such exculpation of liability as to Douglas J. Ebbers and Laura G. Ebbers shall be absolute and without any other exception whatsoever.

     27. BINDING EFFECT: CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to the provisions of the foregoing Section 26, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of Florida.

     28. SEVERABILITY. The invalidity of any provision hereof under applicable law shall in no way affect the validity of any other provision hereof.

     29.  TIME OF ESSENCE.  Time is of the essence hereof.

     30. ADDITIONAL RENT; SURVIVAL. Any and all monetary obligations of Tenant under the terms hereof shall be deemed to be rent, shall be secured by any available lien for rent, and to the extent accrued shall survive expiration or termination of the term hereof.

     31. COVENANTS AND CONDITIONS. Each provision hereof performable by Tenant shall be deemed both a covenant and a condition.

     32. MERGER. The voluntary or other surrender hereof by Tenant, or a mutual cancellation thereof, or a termination by Landlord, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

     33. SECURITY MEASURES. Tenant hereby acknowledges that the rental payable to Landlord hereunder does not include the cost of guard service or other security measures, and that Landlord shall have no obligation whatsoever to provide same. Tenant assumes all responsibility for the protection of Tenant, its agents and invitees from acts of third parties.

     34. CONSTRUCTION. Any conflict between the printed provisions hereof and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions. Headings used herein shall not affect the interpretation hereof, being merely for convenience. The terms "Landlord" and "Tenant" shall include the plural and the singular and all grammar shall be deemed to conform thereto. If more than one person executes this Lease, their obligations shall be joint and several. The use of the words "include," "includes" and "including" shall be without limitation to the items which may follow.

     35. AUCTIONS. Tenant shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Property without first having obtained Landlord's prior written consent.

     36. CAPTIONS. The parties mutually agree that the headings and captions contained in this Lease are inserted for convenience or reference only, and are not to be deemed part of or used in construing this Lease.

     37. ARBITRATION. In the event of any dispute between the Landlord and Tenant with respect to any issue specifically mentioned in this Lease as a matter to be decided by arbitration, such dispute shall be determined by arbitration in accordance with the laws of the State of Florida dealing with arbitration, or in the absence of such laws, the rules of the American Arbitration Association. The decision resulting from the arbitration shall be binding, final and conclusive on the parties, and a decision thereon may be entered by a court having jurisdiction.

     38. RADON GAS DISCLOSURE. The following language is required by law in any contract involving the sale or lease of any building within the State of
Florida:

          "RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit."

     39.  ENVIRONMENTAL COMPLIANCE.

                (a) To the best of Landlord's knowledge, the Property is presently in all material respects in compliance with all state, federal and local laws and regulations governing or in any way relating to the generation, handling, manufacturing, treatment, storage, use, transportation, spillage, leakage, dumping, discharge or disposal (whether legal or illegal, accidental or intentional) of any Hazardous Substances.

                (b) Tenant shall not use, generate, manufacture, produce, store, release, discharge or dispose of, on, under or about the Property, or transport to or from the Property, any Hazardous Substance (as defined below), or allow any other person or entity to do so. Except as to any presently existing contamination and contamination resulting from the existing fuel tanks on the Property, Tenant shall keep and maintain the Property in compliance with, and shall not cause or permit the Property to be in violation of, any Environmental Laws (as defined below).

                (c) Tenant shall give prompt notice to Landlord of (i) any proceeding or inquiry by any governmental authority (including without limitation the Florida Environmental Protection Agency or Florida Department of Health and Rehabilitative Services) with respect to the presence of any Hazardous Substance on the Property or the migration thereof from or to other property; (ii) all claims made or threatened by any third party against Tenant, Landlord or the Property relating to any loss or injury resulting from any Hazardous Substance; and (iii) Tenant's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Property under any Environmental Law or any regulation adopted in accordance therewith.

                (d) Tenant shall protect, indemnify and hold harmless Landlord, its directors, officers, employees, agents, successors and assigns from and against any and all loss, damage, cost, expense or liability (including attorneys' fees and costs) directly or indirectly arising out of or attributable to the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, transport or presence of a Hazardous Substance on, under, about, to or from the Property, in any way arising from the acts of Tenant, including without limitation all foreseeable consequential damages and the costs of any necessary repair, cleanup or detoxification of the Property.

                (e) "Environmental Laws" shall mean any federal, state or local law, statute, ordinance or regulation pertaining to health, industrial hygiene, or the environmental conditions on, under or about the Property, including without limitation the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended from time to time ("CERCLA"), 42 U.S.C. Sections 9601 et seq., and the Resource Conservation and Recovery Act of 1976, as amended from time to time ("RCRA"), 42 U.S.C. Sections 6901 et seq. The term "Hazardous Substance" shall include without limitation:
(i) those substances included within the definition of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in CERCLA, RCRA, and the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq., and in the regulations promulgated pursuant to said laws; (ii) those substances defined as "hazardous wastes" in any Florida Statute and in the regulations promulgated pursuant to any Florida Statute; (iii) those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto); (iv) such other substances, materials and wastes which are or become regulated under applicable local, state or federal law, or which are classified as hazardous or toxic under federal, state or local laws or regulations; and
(v) and material, waste or substance which is (1) petroleum, (2) asbestos, (3) polychlorinated biphenyls, (4) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Sections 1251 et seq., or listed pursuant to Section 307 of the Clean Water Act, (5) flammable explosive, or (6) radioactive materials.

                (f) Landlord shall have the right to inspect the Property and audit Tenant's operations thereon to ascertain Tenant's compliance with the provisions of this Lease at any reasonable time, and Tenant shall provide periodic certifications to Landlord, upon request, that Tenant is in compliance with the environmental restrictions contained herein. Landlord shall have the right, but not the obligation, to enter upon the Property and perform any obligation of Tenant hereunder of which Tenant is in default, including without limitation any remediation necessary due to environmental impact of Tenant's operations on the Property, without waiving or reducing Tenant's liability for Tenant's default hereunder.

                (g) All of the terms and provisions of this Section 39 shall survive expiration or termination of this Lease for any reason whatsoever.

     40. GUARANTIES. The principals of Tenant hereby agree to execute individual guaranties for Tenant's full and faithful performance of this Lease simultaneously with the execution of this Lease.

     41.  OPTION TO PURCHASE PROPERTY.

          41.1 Grant of Option. Landlord hereby grants to Tenant the option to purchase the Property ("Option"). This Option shall be exercisable only if either at the time of exercise there shall be then existing no event of material default by Tenant under this Lease, or if a default exists it is subsequently cured, or Tenant exercises the option as provided herein prior to or during the curative period with respect to the default.

          41.2 Exercise of Option. The Option granted herein shall be exercised, if at all, by Tenant giving written notice to Landlord of such exercise on or before thirty (30) days prior to termination of this Lease. Closing of such purchase shall occur within thirty (30) days of such notice to Landlord, in accordance with the terms and conditions hereinafter set forth ("Closing").

          41.3 Expiration of Option. The Option granted herein shall expire upon the occurrence of either of the following events:

                (a) Uncured default by Tenant under this Lease unless Tenant exercises the option prior to expiration of any curative period; or

                (b) Failure of Tenant to exercise the Option within the time prescribed herein.

          41.4 Purchase Price. If Tenant exercises the Option during the first year of the term of this Lease, the purchase price to be paid for the Property shall be Six Hundred Thousand and 00/100 Dollars ($600,000.00). If Tenant exercises the Option during the second or third year of the term of this Lease, the purchase price to be paid for the Property shall be Six Hundred Thousand and 00/100 Dollars ($600,000.00) plus the annual increase in the C.P.I. for the applicable year. Tenant shall receive as credits against the Purchase Price any credits provided elsewhere in this Lease.

The purchase price shall be paid in cash at closing by wired funds or local cashier's check plus or minus prorations and closing costs as hereinafter set forth.

     42.  SURVEY AND TITLE COMMITMENT; PERMITTED EXCEPTIONS.

          42.1 Preliminary Title Report. Within twenty-one (21) days after execution of this Lease by Landlord and Tenant, Landlord, at Landlord's expense, shall cause a title insurance company mutually acceptable to the parties through JOHNSON, BLAKELY, POPE, BOKOR, RUPPEL & BURNS, P.A., its agent ("Title Company") to issue and deliver to Tenant and A.L.T.A. Form B owner's title commitment ("Title Commitment") accompanied by one copy of all documents affecting the Property, and which constitute exceptions to the Title Commitment. Tenant shall give Landlord written notice on or before the expiration of the later of (i) fifteen (15) days after Tenant's receipt of the Title Commitment or (ii) fifteen
(15) days after Tenant's receipt of the survey provided for below, that the condition of title as set forth in the Title Commitment and survey is or is not satisfactory, in Tenant's reasonable judgment. Any condition, defect or other circumstance which renders title unmarketable of record shall be sufficient grounds for Tenant to reasonably object to the condition of title. In the event that the condition of title is not acceptable, Tenant shall state which exceptions to the Title Commitment are unacceptable and Landlord shall undertake to eliminate such exceptions as set forth below; provided, however, that at Closing, mortgages may be satisfied or the liens thereof partially released as the case may be, as to the Property. Landlord shall, at his sole cost and expense not to exceed $1,000.00, promptly undertake and use due diligence to eliminate or modify all unacceptable matters to the reasonable satisfaction of Tenant, but in no event shall Landlord be required to file suit. In the event Landlord is unable with the exercise of due diligence to satisfy the objections within ninety (90) days after the notice, Tenant may, at its option, (i) accept title subject to the objections raised by Tenant, without an adjustment in the Lease rent or Purchase Price, in which event the objections shall be deemed to be waived for all purposes, or (ii) terminate this Lease and rescind this Option and this Agreement shall be of no further force and effect. Notwithstanding any of the provisions of this Section 42.1 to the contrary, if Tenant fails timely to notify Landlord that the condition of title as set forth in the Title Commitment and survey is or is not acceptable, the parties agree that the condition of title shall be deemed acceptable.

          42.2 Current Survey. Within thirty (30) days after execution of this Lease, Tenant, at Tenant's expense, may obtain a current survey of the Property prepared by a duly licensed land surveyor ("Survey"). In the event the Survey, or any rectification thereof, shows any encroachments of any improvements upon, from, or onto the Property, any building set-back line or easement, or shows any evidence of use which indicates that an unrecorded easement may exist, except as may be acceptable to Tenant, in Tenant's reasonable judgment, the matter shall be treated in the same manner as a title defect under the procedure set forth above.

     42.3 Continuation of Title Commitment and Permitted Exceptions. Once Landlord has satisfied any exceptions Tenant takes to the Title Commitment, Landlord shall keep the Title Commitment continuously in full force and effect throughout the term of this Lease and until the Closing under any exercise of the option to purchase. The Property shall be conveyed to Tenant at Closing if the option to purchase is exercised by Tenant subject to no liens, charges, encumbrances, exceptions or reservations of any kind or character other than those acceptable to Tenant under Section 42.1 hereof ("Permitted Exceptions").

     43.  PROVISIONS WITH RESPECT TO CLOSING.

          43.1 Landlord's Obligations at Closing. At Closing, Landlord shall do the following:

                (a) Execute, acknowledge and deliver to Tenant a statutory warranty deed conveying marketable record title to the Property to Tenant subject to all matters of record, including the Permitted Exceptions, which deed shall be in form for recording with all required documentary stamps in the proper amount affixed thereto, or provided for by Landlord at Landlord's expense. The legal description of the Property contained in the deed shall be identical to the legal descriptions of the Property contained in the Survey and the Title Commitment.

                (b) Execute and deliver to Title Company and Tenant duplicate original copies of an affidavit of no liens satisfactory to Title Company so as to cause Title Company to remove the "gap," mechanics' lien, parties in possession and unrecorded easements standard exceptions from the Title Commitment.

                (c) Execute and deliver to Title Company and Tenant a "non-foreign person" affidavit in compliance with regulations issued by the Internal Revenue Service.

          43.2 Tenant's Obligations at Closing. Subject to the terms, conditions and provisions hereof, and contemporaneously with the performance by Landlord of its obligations set forth in Section 43.1 above, Tenant shall deliver to Landlord the purchase price to be paid at Closing, plus or minus prorations and closing costs as set forth herein.

          43.3  Closing Costs.

                (a) Landlord shall pay the following costs and expenses in connection with the Closing:

                     (i) All documentary stamps which are required to be affixed to the statutory warranty deed;

                     (ii) The escrow fees of the Title Company, if any, and the cost of the preparation of the statutory warranty deed; and

                     (iii) The premium payable for the Title Commitment and Title Policy issued pursuant thereto.

                (b) Tenant shall pay the following costs and expenses in connection with the Closing:

                     (i)   The cost of recording the statutory warranty deed;
and

                     (ii) Any and all costs in connection with any third party financing which Tenant may obtain.

     44.  PROVISIONS WITH RESPECT TO FAILURE OF TITLE; DEFAULT.

          44.1 Failure of Title. If Landlord shall be unable to convey title to the Property or any portion thereof on the Closing in accordance with the provisions hereof, Landlord shall, on or prior to Closing, give notice of such inability and the nature thereof) to Tenant, and Tenant may either (i) accept such title as Landlord can convey, without abatement of the Purchase Price, or
(ii) terminate this Option.

          44.2 Default by Landlord. After exercise of the Option, in the event Landlord should fail to perform hereunder for any reason, except Tenant's default or the failure of title as set forth in Section 44.1 hereof, Tenant may
(i) enforce specific performance of this Option, or (ii) terminate this Option. Tenant may not seek damages from Landlord. No delay or omission in the exercise of any right or remedy accruing to Tenant upon any breach by Landlord under this Option shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by Tenant of any condition or of any subsequent breach of the same or any other term, covenant or condition herein contained shall not be deemed to be a waiver of any other condition or of any subsequent breach of the same or any other term, covenant, or condition herein contained.

          44.3 Default by Tenant. After exercise of the Option, in the event Tenant should fail to perform hereunder for any reason, except default by Landlord, Landlord may proceed in equity to enforce its rights hereunder. No delay or omission in the exercise of any right or remedy accruing to Landlord upon any breach by Tenant hereunder shall impair such right or remedy or be construed as a waiver of any breach theretofore or thereafter occurring. The waiver by Landlord of any condition or the breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any other condition or of any subsequent breach of the same or any other term, covenant or condition herein contained.

     45. BROKERAGE COMMISSIONS. Each party represents to the other that no brokers have been involved in this transaction except Colliers Arnold and Passmore and Associates, Inc., whose commissions are the responsibility of Landlord. The parties hereby agree that if any claims for brokerage commissions or fees are ever made against either party in connection with this transaction, each such claim shall be handled and paid by the party whose actions form the basis of such claim. Each party agrees to indemnify and hold harmless the other from and against any and all such claims asserted by any person, firm or corporation in connection herewith or the transaction contemplated hereby, including attorneys' fees (as defined in Section 20), and arising from the acts of the indemnifying party.

        46. REPRESENTATIONS AND WARRANTIES. Landlord makes no representations or warranties concerning the present or future suitability of the Property for the conduct of Tenant's business or the condition of the Property, and Tenant acknowledges that if it exercises the Option, it is purchasing the Property "AS IS"; provided, however, Landlord, at its sole cost and expense, shall remove the existing fuel tanks on the Property prior to Closing. Further Landlord shall empty the existing fuel tanks of all fuel within three (3) business days of execution of this Lease and shall maintain the fuel tanks (and all required registrations thereof) during the term of this Lease, provided however that Landlord shall not be responsible for damage to the fuel tanks caused by Tenant.

     47. MEMORANDUM OF LEASE TO BE RECORDED. Landlord and Tenant shall cause to be recorded in the Public Records of Pinellas County, Florida a memorandum sufficient to give notice to all subsequent takers and/or would be takers of the existence of this leasehold estate and option to purchased conveyed and created in Tenant by this Lease. In the event Landlord fails to execute an appropriate instrument and deliver it to Tenant within ten (10) days of execution of this Lease then Tenant may unilaterally execute and record such an instrument.

LANDLORD AND TENANT HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PROPERTY.

WITNESSES:                                      LANDLORD:

/s/ Kathy E. Otting                             /s/ Douglas J. Ebbers
-------------------------------                 -------------------------------
Signature                                       Douglas J. Ebbers


Kathy E. Otting                                 Date: 6/28/96
-------------------------------                 -------------------------------
Print name


/s/ Shirlan S. Whitener
-------------------------------
Signature


Shirlan S. Whitener
-------------------------------
Print name


/s/ Kathy E. Otting                             /s/ Laura G. Ebbers
-------------------------------                 -------------------------------
Signature                                       Laura G. Ebbers


Kathy E. Otting                                 Date: 6/28/96
-------------------------------                 -------------------------------
Print name


/s/ Shirlan S. Whitener
-------------------------------
Signature


Shirlan S. Whitener
-------------------------------
Print name



                                                TENANT:

                                                LEVEL BEST GOLF,
                                                a Florida corporation


/s/ Michael J. Crabb                            By: /s/ Fred Solomon
-------------------------------                    ----------------------------
Signature                                          Fred Solomon
                                                   President

Michael J. Crabb                                Date: 6/28/96
-------------------------------                      --------------------------
Print name


/s/ Marie J. Magers
-------------------------------
Signature


Marie J. Magers
-------------------------------
Print name

LANDLORD AND TENANT HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PROPERTY.

WITNESSES:                                      LANDLORD:

/s/ Kathy E. Otting                             /s/ Douglas J. Ebbers
-------------------------------                 -------------------------------
Signature                                       Douglas J. Ebbers


Kathy E. Otting                                 Date: 6/28/96
-------------------------------                 -------------------------------
Print name


/s/ Shirlan S. Whitener
-------------------------------
Signature


Shirlan S. Whitener
-------------------------------
Print name


/s/ Kathy E. Otting                             /s/ Laura G. Ebbers
-------------------------------                 -------------------------------
Signature                                       Laura G. Ebbers


Kathy E. Otting                                 Date: 6/28/96
-------------------------------                 -------------------------------
Print name


/s/ Shirlan S. Whitener
-------------------------------
Signature


Shirlan S. Whitener
-------------------------------
Print name



                                                TENANT:

                                                LEVEL BEST GOLF,
                                                a Florida corporation


                                                By: /s/ Fred Solomon
-------------------------------                    ----------------------------
Signature                                          Fred Solomon
                                                   President

                                                Date: 6/28/96
-------------------------------                      --------------------------
Print name



-------------------------------
Signature



-------------------------------
Print name

                               LEGAL DESCRIPTION

The North 1/4 of the Northwest 1/4 of the Southwest 1/4 of the Northwest 1/4 of
Section 4, township 30 south, Range 16 East, Pinellas County, Florida, LESS the West 30 feet described thereof taken as road right-of-way per O.R. 7150, Pages 2280 and 2281, Public Records of Pinellas County, Florida.


                                  EXHIBIT "A"

                       THIS INSTRUMENT PREPARED BY (& RET
                JOHNSON, BLAKELY, POPE, BOKOR, RUPPEL & BU. P.A.
                           JOAN M. VECCHIOLI Esquire
                   911 CHESTNUT STREET, CLEARWATER, FL 34616

                                INST # 96-188530
                            JLY 10, 1996    5:16 PM

RECORDING
REC   19:50                                                 PINELLAS COUNTY FLA.
DS    _____                                          OFF. REC. BK 9399   PG 1208
INT   _____
FEES  _____
MTF   _____
P/C   _____
REV   _____
____  _____
TOTAL 19:50

                              MEMORANDUM OF LEASE

        THIS MEMORANDUM OF LEASE is made on this 28th day of June, 1996, between DOUGLAS J. EBBERS AND LAURA G. EBBERS, whose mailing address is 2452 Manning Circle, Clearwater, Florida 34624-6522 (collectively, "Landlord"), and LEVEL BEST GOLF, a Florida corporation, whose mailing address is 14561 58th Street N., Clearwater, FL 34620 ("Tenant").

        1. Landlord has entered into a Commercial Lease and Option to Purchase, dated June 28, 1996 ("Lease"), with Tenant for space located on the real property more particularly described in Exhibit "A," attached hereto and made a part hereof (the "Property"), in accordance with the terms, conditions and provisions set out in the Lease.

        2. The term of the Lease for the Property commences on July 1, 1996, and ends on June 30, 1999, subject to earlier termination upon default as provided in the Lease.

        3. All persons are put on notice of the fact that pursuant to the Lease, Tenant does not have the power to subject the interest of Landlord in the Property to any mechanic's liens or other liens of any kind. Specifically, the Lease provides the interest of Landlord shall not be subject to liens for improvements made by Tenant, and Tenant shall notify any contractor making such improvements of this provision.

        All persons who hereafter, during the term of the Lease, furnish work, services or materials to the Property upon the request of Tenant or any other person claiming under, by or through Tenant, must look only to the interest of Tenant and not to that of Landlord.

        4. All persons are put on notice of the fact that pursuant to the Lease, Tenant has an option to purchase the Property at any time prior to thirty (30) days before the expiration of the term of the Lease.

        5. The rights granted to the parties as aforesaid are all subject to the terms and conditions contained in the Lease and any and all Exhibits attached and referred to in the Lease. In the event of a conflict between the terms of the Lease and its Exhibits and this Memorandum, the terms of the Lease and its Exhibits shall be controlling.

        6.  This Memorandum shall expire on June 30, 1999.

        IN WITNESS WHEREOF, the Landlord and Tenant have executed this instrument the day and year aforesaid.

WITNESSES:                              LANDLORD:

/s/  KATHY E. OTTING                    /s/  DOUGLAS J. EBBERS
-------------------------------         -------------------------------
Signature                               Douglas J. Ebbers

Kathy E. Otting
-------------------------------
Print name

/s/  SHIRLAN S. WHITENER
-------------------------------
Signature

Shirlan S. Whitener
-------------------------------
Print name

                                                            PINELLAS COUNTY FLA.
                                                      OFF. REC. BK 9399  PG 1209

/s/  KATHY E. OTTING                    /s/  LAURA G. EBBERS
-------------------------------         -------------------------------
Signature                               Laura G. Ebbers

Kathy E. Otting
-------------------------------
Print name

/s/  SHIRLAN S. WHITENER
-------------------------------
Signature

Shirlan S. Whitener
-------------------------------
Print name
                                        TENANT:

                                        LEVEL BEST GOLF,
                                        a Florida corporation

                                        By: /s/  FRED SOLOMON
                                            --------------------------
                                            Fred Solomon
                                            President

                                                 (Corporate Seal)


STATE OF FLORIDA)

COUNTY OF PINELLAS      )

     The foregoing instrument was acknowledged before me this 28th day of June, 1996, by DOUGLAS J. EBBERS and LAURA G. EBBERS, who [have produced Florida drivers licenses as identification].

                                        /s/  SHIRLAN S. WHITENER
                                        ------------------------------
                                             Shirlan S. Whitener
                                        Notary Public
                                        Print name: Shirlan S. Whitener
                                        My commission expires:

                                                    SHIRLAN S. WHITENER
                                     (Seal)  MY COMMISSION # CC349891 EXPIRES
                                                     February 23, 1998
                                           BONDED THRU TROY FAIN INSURANCE, INC.

                                        TENANT:

                                        LEVEL BEST GOLF,
                                        a Florida corporation

/s/  MICHAEL J. CRABB                   By: /s/  FRED SOLOMON
-------------------------------             --------------------------
Signature                                   Fred Solomon
                                            President
Michael J. Crabb
-------------------------------                  (Corporate Seal)
Print name

/s/  MARIE J. MAGERS
-------------------------------
Signature

Marie J. Magers
-------------------------------
Print name

STATE OF WASHINGTON)

COUNTY OF SPOKANE       )

     The foregoing instrument was acknowledged before me this 28th day of June, 1996, by FRED SOLOMON, as President of LEVEL BEST GOLF, a Florida corporation, on behalf of the corporation. He [has produced a Florida drivers license as identification].

                                        /s/  C. ANNETTE HANSON
                                        ------------------------------
                                             C. Annette Hanson
                                        Notary Public
                                        Print name: C. Annette Hanson
                                        My commission expires: 6-30-99

                                        (Seal)

                                                           PINELLAS COUNTY FLA.
                                                      OFF. REC. BK 9399  PG 1211

                               LEGAL DESCRIPTION

The North 1/4 of the Northwest 1/4 of the Southwest 1/4 of the Northwest 1/4 of
Section 4, township 30 south, Range 16 East, Pinellas County, Florida, LESS the West 30 feet described thereof taken as road right-of-way per O.R. 7150, Pages 2280 and 2281, Public Records of Pinellas County, Florida.


                                  EXHIBIT "A"

             GUARANTY OF PERFORMANCE OF COMMERCIAL LEASE AGREEMENT

     THIS GUARANTY is made this 28th day of June, 1996, by FRED SOLOMON, JAMES
G. SOLOMON and PATRICIA A. SANDERS ("Guarantors") to DOUGLAS J. EBBERS and LAURA
G. EBBERS ("Landlord").

                                R E C I T A L S:

     A. Landlord, on June 28, 1996, entered into a Commercial Lease and Option to Purchase ("Agreement") with LEVEL BEST GOLF, a Florida corporation, a ("Tenant") for the purpose of leasing certain commercial real property as described in the Agreement. A copy of the Agreement is attached as Exhibit "A" and is incorporated herein by reference.

     B. Guarantors are willing to guarantee Tenant's performance of the Agreement under the terms set forth below.

     For value received, the sufficiency of which is hereby acknowledged, Guarantors agree as follows:

     1. Recitals. The above recitals are true and correct and are incorporated herein by reference.

     2. Statement of Guaranty. Guarantors unconditionally guarantee the faithful, prompt and complete compliance by Tenant with all the terms, obligations, and conditions of the Agreement, including all extensions or modifications thereof. If Tenant fails to perform its covenants, agreements and undertakings as provided in the Agreement, the Guarantors shall immediately, and with due diligence, do and perform for the benefit of the Tenant, all such covenants, agreements, and undertakings as if they constituted a direct and primary obligation of the Guarantors. In no event shall the liability or obligations of the Guarantors hereunder exceed that of the Tenant under the Agreement.

     The obligations of the Guarantors hereunder are independent of the obligations of the Tenant, and a separate action or actions for payment, damages, or performance may be brought and prosecuted against the Guarantors, or any one of them, whether or not an action is brought against the Tenant, and whether or not Tenant be joined in any such action or actions, and whether or not notice be given or demand be made upon Tenant.

     3. Release, Modification, or Extension of Agreement. Landlord may, from time to time, with notice to the Guarantors (or any of them) and without affecting, diminishing, or releasing the liability of the Guarantors (or any of them): (a) retain or obtain the primary or secondary liability of any party or parties, in addition to the Guarantors hereunder, with respect to any of the terms, obligations and conditions of the Agreement, (b) extend or renew for any period (whether or not longer than the original period), alter, exchange, or modify any of the terms, obligations and conditions of the Agreement, (c) release or compromise any liability of any of the Guarantors hereunder or any liability of any other party or parties primarily or secondarily liable on any of the terms, obligations and conditions of the Agreement, (d) release its security interest, if any, in all or any property securing any obligation hereunder and permit any substitution or exchange of such property, (e) resort to the Guarantors (or any of them) for payment of any or all portion of liabilities arising from the guarantee herein, whether or not Landlord shall have resorted to any property securing any obligation hereunder or shall have proceeded against any other of the Guarantors or any other party primarily or secondarily liable on any of the terms, obligations and conditions of the Agreement, and (f) alter, extend, change, modify, release, or cancel any covenant, agreement, or provision contained in the Agreement or modifications or amendments thereof; provided however that Landlord shall not modify the terms of the Agreement in a manner which unreasonably increases the liability or potential liability of the Guarantors without first obtaining their written consent.

     4. Notice. The Guarantors hereby waive (a) notice of the acceptance of this Guaranty, and (b) all diligence on the part of Landlord in collection or protection of, or realization upon, any security for any of the terms, obligations and conditions of the Agreement or in enforcing any remedy available to the Landlord.

     5. Waiver. No delay or failure on the part of Landlord in exercise of any right or remedy shall operate as a waiver, release, or modification of same.
Any waiver, release, or modification granted shall be effective only through a written document executed by Landlord, and then only to the extent specifically recited therein. No single or partial exercise by Landlord of any right or remedy herein shall preclude other or further exercise thereof or the exercise of any other right or remedy whether contained herein or in the Agreement. No action of Landlord permitted hereunder shall in any way impair or affect this Guaranty. No right or power of the Tenant or any one else to assert any claim or defense as to the invalidity or enforceability of the Agreement shall impair or affect the obligations of the undersigned hereunder.

     6. Duration. It is fully understood that until each and every one of the covenants and agreements of this Guaranty are fully performed, the Guarantors' obligations hereunder shall not be released, in whole or in part, by any action or thing which might, but for this provision of this instrument, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, extension, modification, forbearance, or delay or other act or omission of Landlord or its failure to proceed, promptly or otherwise, or by reason of any action taken or omitted by Landlord, whether or not such action or failure to act varies or increases the risk of or affects the rights or remedies of the Guarantors, or by reason of any further dealings between Tenant, Landlord, or any other guarantor, and the Guarantors hereby expressly waive and surrender any defense to its liability hereunder based upon any of the foregoing acts, omissions, things, agreement, or waivers of any of them; it being the purpose and intent of the parties hereto that the covenants, agreements, and all obligations hereunder are absolute, unconditional, and irrevocable under any and all circumstances.

     7. Notice. Any notice, demand, or request by Landlord, its successors or assigns, to the Guarantors shall be in writing, and shall be deemed to have been duly given or made if either delivered personally to the undersigned or mailed by certified or registered mail addressed to the Guarantors at the address for such guarantor specified below:

         Fred Solomon                Patricia A. Sanders
         14561-58th Street North     14561-58th Street North
         Clearwater, FL 34620        Clearwater, FL 34620

         James G. Solomon
         14561-58th Street North
         Clearwater, FL 34620

or at such other address as any one or more of the Guarantors shall designate from time to time in writing.

     8. Assignment. Landlord shall be entitled to assign this Guaranty and all of its rights, privileges, interests, and remedies hereunder to any other persons, firm, entity, bank, or corporation whatsoever without notice to or consent by the Guarantors, and such assignee shall be entitled to the benefits of this Guaranty and to exercise all such rights, interests, and remedies as fully as Guarantors.

     9. Termination. Provided that no default then exists under the Agreement, this Guaranty shall terminate when, and only when, the Tenant shall have completely complied with all the terms and conditions of the Agreement, including all extensions, renewals and modifications thereof. When such condition has been met, Landlord will, upon request, furnish written cancellation of this Guaranty.

     10. Binding Effect. This Guaranty shall inure to the benefit of Landlord, its successors and assigns, and shall bind each of the Guarantors jointly and severally, together with their heirs, legal representatives, successors, and assigns. If more than two parties execute this Guaranty, the terms "undersigned" and "Guarantors" shall mean all parties executing this Guaranty, and all such parties shall be jointly and severally obligated hereunder. The use of the singular form herein shall include the plural, as applicable, and vice versa, and the use of any gender or the neuter form shall include all genders and the neuter form.

     11. Applicable Law. This Guaranty shall be construed in accordance with the laws of the State of Florida, and such laws shall govern the interpretation, construction, and enforcement hereof. Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     SIGNED, SEALED, AND DELIVERED AT Clearwater, Florida, as of the 28th day of June, 1996.

WITNESSES:
(As witnesses only and not
as co-guarantors)

/s/  MICHAEL J. CRABB                   /s/  FRED SOLOMON
-------------------------------         ------------------------------
Michael J. Crabb                        Fred Solomon

/s/  MARIE J. MAGERS
-------------------------------
Marie J. Magers

/s/  KATHY E. OTTING                    /s/  JAMES G. SOLOMON
-------------------------------         ------------------------------
Kathy E. Otting                         James G. Solomon

/s/  SHIRLAN S. WHITENER
-------------------------------
Shirlan S. Whitener

/s/  KATHY E. OTTING                    /s/  PATRICIA A. SANDERS
-------------------------------         ------------------------------
Kathy E. Otting                         Patricia A. Sanders

/s/  SHIRLAN S. WHITENER
-------------------------------
Shirlan S. Whitener


STATE OF FLORIDA        )
renewals and modifications thereof. When such condition has been met, Landlord will, upon request, furnish written cancellation of this Guaranty.

     10. Binding Effect. This Guaranty shall inure to the benefit of Landlord, its successors and assigns, and shall bind each of the Guarantors jointly and severally, together with their heirs, legal representatives, successors, and assigns. If more than two parties execute this Guaranty, the terms "undersigned" and "Guarantors" shall mean all parties executing this Guaranty, and all such parties shall be jointly and severally obligated hereunder. The use of the singular form herein shall include the plural, as applicable, and vice versa, and the use of any gender or the neuter form shall include all genders and the neuter form.

     11. Applicable Law. This Guaranty shall be construed in accordance with the laws of the State of Florida, and such laws shall govern the interpretation, construction, and enforcement hereof. Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     SIGNED, SEALED, AND DELIVERED AT Clearwater, Florida, as of the 28th day of June, 1996.

WITNESSES:
(As witnesses only and not
as co-guarantors)

                                        /s/  FRED SOLOMON
-------------------------------         ------------------------------
                                        Fred Solomon
-------------------------------

/s/  KATHY E. OTTING                    /s/  JAMES G. SOLOMON
-------------------------------         ------------------------------
Kathy E. Otting                         James G. Solomon

/s/  SHIRLAN S. WHITENER
-------------------------------
Shirlan S. Whitener

/s/  KATHY E. OTTING                    /s/  PATRICIA A. SANDERS
-------------------------------         ------------------------------
Kathy E. Otting                         Patricia A. Sanders

/s/  SHIRLAN S. WHITENER
-------------------------------
Shirlan S. Whitener


STATE OF FLORIDA        )

COUNTY OF ______________)

     The foregoing instrument was acknowledged before me this ____ day of _____________, 1996, by FRED SOLOMON, who [is personally known to me] [has produced a Florida driver's license as identification].

                                        ------------------------------
                                        Notary Public
                                        Print name:___________________
                                        My commission expires:

STATE OF FLORIDA        )

COUNTY OF ______________)

     The foregoing instrument was acknowledged before me this 28th day of June, 1996, by JAMES G. SOLOMON, who [has produced a Florida driver's license as identification].

                                        /s/  SHIRLAN S. WHITENER
                                        ------------------------------
                                        Shirlan S. Whitener
                                        Notary Public
                                        Print name: Shirlan S. Whitener
                                        My commission expires:

                                                    SHIRLAN S. WHITENER
                                     (Seal)  MY COMMISSION # CC349891 EXPIRES
                                                     February 23, 1998
                                           BONDED THRU TROY FAIN INSURANCE, INC.


STATE OF FLORIDA        )

COUNTY OF PINELLAS      )

     The foregoing instrument was acknowledged before me this 28th day of June, 1996, by PAT SANDERS, who [has produced a Florida driver's license as identification].

                                        /s/  SHIRLAN S. WHITENER
                                        ------------------------------
                                        Shirlan S. Whitener
                                        Notary Public
                                        Print name: Shirlan S. Whitener
                                        My commission expires:

                                                    SHIRLAN S. WHITENER
                                     (Seal)  MY COMMISSION # CC349891 EXPIRES
                                                     February 23, 1998
                                           BONDED THRU TROY FAIN INSURANCE, INC.